SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 October 4, 2000
                                 ---------------



                          FOODARAMA SUPERMARKETS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



New Jersey                          1-5745-1                21-0717108
--------------------------------------------------------------------------
  (State or other jurisdiction  (Commission           (I.R.S. Employer
   of incorporation)            file number)           Identification No.)




922 Highway 33, Building 6, Suite 1, Freehold New Jersey 07728
 (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code:  (732)  462-4700

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereuto duly authorized.



                                          FOODARAMA SUPERMARKETS, INC
                                          ---------------------------
                                                (REGISTRANT)



                                          By:   ______________________
                                                Michael Shapiro
                                                Senior Vice President
                                                Chief Financial Officer



Date:  October 13, 2000

Item 5.  Other Events



      Richard J. Saker elected President of Foodarama Supermarkets, Inc. effective October 4, 2000.

      Accompanying this current report on Form 8-K is a press release announcing the election of Richard J. Saker as President of Foodarama Supermarkets, Inc.







Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit 20  Press Release


                                   EXHIBIT 20

                                   CONTACT:  Robert V. Spires
                                             Senior Vice President
                                             Human Resources and Labor Relations
                                             732-294-2325

FOR IMMEDIATE RELEASE

FOODARAMA SUPERMARKETS, INC. REPORTS
ELECTION OF PRESIDENT


      Freehold, NJ, October 4, 2000--Foodarama Supermarkets, Inc. (ASE-FSM) today announced that its Board of Directors has elected Richard J. Saker as President of the Company. Prior to his appointment, Mr. Saker served as Executive Vice President and Chief Operating Officer. He will continue to serve as Chief Operating Officer.

Joseph J. Saker, Chairman and Chief Executive Officer of the Company, said he was pleased to report that Richard J. Saker has assumed the position of President. He has served the Foodarama organization well during his 31 year career, and has acquired the experience necessary for the future development of the Company.